First Choice Bancorp

Investor Presentation

January 27, 2020

Disclosures

FORWARD LOOKING STATEMENTS

In addition to historical information, certain matters set forth herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to management's beliefs, projections and assumptions concerning future results and events. Forward-looking statements, include descriptions of management's plans or objectives for future operations, products or services, and forecasts of the Company's revenues, earnings or other measures of economic performance. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of management and on the information available to management at the time that this presentation was prepared and can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words or phrases such as "aim," "can," "may," "could," "predict," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "hope," "intend," "plan," "potential," 'project," "will likely result," "continue," "seek," "shall," "possible," "projection," "optimistic," and "outlook," and variations of these words and similar expressions or the negative version of those words or phrases.

Forward looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There are many factors that could cause actual results to differ materially from those contemplated by these forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company's earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ. Risks and uncertainties that could cause our financial performance to differ materially from our goals, plans, expectations and projections expressed in forward-looking statements include those set forth in our filings with the SEC, including under Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 as may be supplemental and/or amended by our Quarterly Reports on Form 10-Q as filed subsequent thereto.

NON-GAAP FINANCIAL MEASURES

This presentation presents certain "non-GAAP" financial measures for: (1) efficiency ratio, (2) adjusted efficiency ratio, (3) adjusted net income, (4) average tangible common equity, (5) adjusted return on average assets, (6) adjusted return on average equity, (7) return on average tangible common equity, (8) adjusted return on average tangible common equity, (9) tangible common equity, (10) tangible assets, (11) tangible common equity to tangible asset ratio, and (12) tangible book value per share. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). We believe the presentation of certain non-GAAP financial measures provides useful information to assess our consolidated financial condition and consolidated results of operations and to assist investors in evaluating our financial results relative to our peers. These non-GAAP financial measures complement our GAAP reporting and are presented herein to provide investors and others with information that we use to manage the business each period. Because not all companies use identical calculations, the presentation of these non-GAAP financial measures may not be comparable to other similarly titled measures used by other companies. These non-GAAP measures should be taken together with the corresponding GAAP measures and should not be considered a substitute of the GAAP measures.

A reconciliation of non-GAAP financial measures used in this presentation to their nearest comparable GAAP financial measures is included at the end of this presentation.

No non-GAAP metric should be considered as an alternative to any other measure derived in accordance with GAAP.

First Choice Bancorp

Corporate Overview

Highlights – 12/31/19

Net Income	$27.8 million
Total Assets	$1.7 billion
Total Loans (incl. Loans HFS)	$1.4 billion
Total Deposits	$1.3 billion
ROAA and ROATCE	1.74% and 15.90%
Corporate Headquarters	Cerritos, CA
Dividend Yield [1]	3.87%
Market Capitalization [1]	$301 million

- **Full service commercial bank**
- **Attractive Southern California footprint with 9 branches and 2 loan production offices**
- **17th largest publicly-traded bank headquartered in Southern California**
- **Net income increased from $4.1 MM in 2014 to $27.8 MM in 2019**

Market Footprint



Hesperia
Angeles National Forest
San Bernardino
Riverside
Long Beach
Irvine
Temecula
Catalina Island Essential Fish Habitat...
Carlsbad
San Diego
Chula Vista
Tijuana

1. As of January 23, 2020

First Choice Bancorp

Investment Highlights

- Attractive Southern California markets in one of the world's largest economies
- Proven record of generating strong organic balance sheet growth
- Above peer group net interest margin
- Attractive non-interest DDA base (almost 50% of total deposits)
- Historical record of outstanding asset quality
- Attractive dividend yield
- Strong return of capital to shareholders
  - $0.85 per share paid out to shareholders in dividends in 2019
  - Ongoing share repurchase program (733,900 shares remaining)

First Choice Bancorp

4Q19 Financial Summary

Profitability

- Net income of $6.0 million, or $0.51 per diluted share
- $0.05 per diluted share in impairment charges related to branch relocation/consolidations
- ROAA of 1.40%, ROAE of 9.02% and ROATCE of 12.95% (annualized)
- NIM decreased 67 bps to 4.85% due to lower market interest rates & discount accretion
- Efficiency ratio of 54.3% (including branch impairment charges)

Balance Sheet Growth

- Total loans increased $58.1 million from the prior quarter (annualized growth rate of 18%)
- Interest-bearing non-maturity deposits increased $109.8 million from prior quarter

Credit Quality

- Annualized net charge-offs of 0.01% of average loans
- NPAs/Asset ratio of 0.67%
- ALLL/NPAs ratio of 120%

First Choice Bancorp

Experienced Management Team

Executive	Position	Background	Years in Banking	FCB Tenure
Robert Franko	President & CEO	• CEO of PacTrust Bank • CEO of Beach Business Bank	30+	7
Diana Hanson	Interim Chief Financial Officer	• Chief Accounting Officer at First Choice • SVP/Director of Accounting Policy at Pacific Western Bank	25+	1
Nicole Swain	Chief Banking Officer	• SVP/Private Banking Group Manager at Beach Business Bank • VP/Regional Manager at Kinecta Federal Credit Union • VP/Area Manager at Wells Fargo	30+	7
Gene May	Chief Credit Officer	Various management positions at: • Torrey Pines Bank • Pacific Western Bank • First Pacific Bancorp	30+	9
Khoi Dang	General Counsel	• Partner, Duane Morris, LLP • Partner, Horgan, Rosen, Beckham & Coren	13+	1
Yolanda Su	Chief Operations Administrator	• Part of original founding team of First Choice Bank • SVP at First Continental Bank	30+	15

Major Lines of Business

	Size (as of 12/31/19)	Customer and Market Focus/Portfolio Data
Commercial Real Estate	▪ $424 million investor-owned ▪ $172 million owner-occupied	▪ Well-diversified portfolio across property types ▪ Strong niche in hospitality; BOD serves as a significant source of referrals ▪ Avg. yield[1] of 6.44%[2]; NPL/Total C&I Loans of 0.74% at 12/31/19
Commercial and Industrial	▪ $309 million	▪ Well diversified portfolio across customer types including manufacturers, distributors, and professionals ▪ Specialty deposit group focusing on deposit-rich verticals ▪ Avg. yield[1] of 5.97%; NPL/Total C&I Loans of 0.07% at 12/31/19
Construction and Land	▪ $203 million construction ▪ $47 million land	▪ Residential construction primarily related to coastal properties where valuations tend to be supported by supply constraints and strong demand ▪ Prime-based loans with maturities of less than three years ▪ Avg. yield[1] of 7.37%; No non-performing Construction Loans at 12/31/19
SBA	▪ $178 million	▪ Preferred SBA Lender; new fundings of $87 million in 2019 ▪ All loan officers originate SBA loans ▪ Average gain-on-sale margin of 5.96% over net carrying value for the year ended 12/31/19 ▪ Avg. yield[1] of 7.39%; NPL/SBA Loans of 3.73% at 12/31/19

1. All yields are for the year ended December 31, 2019
2. A purchased credit impaired loan payoff increased the average yield by 28 basis points in 3Q19.

Track Record of Solid Profitability

Addition of PCB positively impacting ROAA, ROAE and ROATCE


Adjusted ROAA
2.0%
1.5%
1.0%
0.5%
1.02%
0.83%
1.62%
1.74%
2016[1]
2017
2018[2]
2019


Adjusted ROAE and ROATCE
ROAE
ROATCE
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
8.57%
8.57%
6.96%
6.96%
11.51%
14.42%
10.93%
15.90%
2016[1]
2017
2018[2]
2019

1. Represents First Choice Bank for 2016. First Choice Bank completed a bank holding company reorganization and became a wholly-owned subsidiary of First Choice Bancorp in December 2017.
2. FY 2018 excludes merger, integration and public company registration expenses; see non-GAAP reconciliation in the appendix.

First Choice Bancorp

Strong Organic Loan Growth



Total Loans [1]
($ in millions)
Organic
Acquisitions
2019 Increase
$103 million, 8.1% growth
22.0% CAGR
PCB Acquisition
$1,500
$1,200
$900
$600
$300
$512
$669
$704
$752
$879
$400
$1,382
12/31/2014 [2]
12/31/2015 [2]
12/31/2016 [2]
12/31/2017
12/31/2018
12/31/2019

1. Total loans include loans held for sale, and total loans held for investment net of discounts and deferred fees.
2. Represents First Choice Bank for 2014, 2015 and 2016. First Choice Bank completed a bank holding company reorganization and became a wholly-owned subsidiary of First Choice Bancorp in December 2017.

Well-Diversified Loan Portfolio


Total loans held for investment of $1.37 billion
at December 31, 2019
SBA
13%
Construction and
Land
Development
18%
Residential Real
Estate
3%
CRE - Owner-
Occupied
13%
CRE - Investor
31%
C&I
22%

First Choice Bancorp

Deposit Growth



Total Deposits
Organic
Acquisition
($ in millions)
$1,500
$1,200
$900
$600
$300
YTD Increase $61 million, 4.9% annualized
19.6% CAGR
PCB Acquisition
$536
$709
$757
$773
$777
$475
$1,314
12/31/2014 1
12/31/2015 1
12/31/2016 1
12/31/2017
12/31/2018
12/31/2019

1. Represents First Choice Bank for 2014, 2015 and 2016. First Choice Bank completed a bank holding company reorganization and became a wholly-owned subsidiary of First Choice Bancorp in December 2017.

First Choice Bancorp

Attractive Deposit Mix

Noninterest-Bearing Deposits have increased to 48% of total deposits



Noninterest-bearing demand
Money market, interest checking and savings
Time deposits
($ in millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
PCB acquisition added $475 MM
$759
27.5%
46.5%
26.0%
$785
29.7%
43.3%
27.0%
$1,307
19.7%
38.0%
42.3%
$1,252
19.2%
37.1%
43.7%
$1,215
21.1%
34.8%
44.1%
$1,256
24.5%
31.9%
43.6%
$1,340
20.1%
30.2%
49.7%
$1,314
13.1%
39.2%
47.7%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19

First Choice Bancorp

Improving Efficiencies

Noninterest Expense and Adjusted Efficiency Ratio [1]



($ in millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$3.8
$0.9
51.9%
47.3%
50.2%
50.1%
46.9%
54.3%
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
Adjustments to Noninterest Expense
Noninterest Expense ex. Adjustments
Adjusted Efficiency Ratio
Efficiency Ratio

- **Increasing scale driving improved efficiencies**
- **Increase in 4Q19 efficiency ratio due to lower revenue resulting from lower accretion income and impairment charges related to branch relocation and consolidation**

1. Adjustments related to merger, integration and public company registration costs. See reconciliation in the Appendix.

First Choice Bancorp

Trends in Yields, Costs and Margin

Spot rate cost of interest-bearing deposits was 1.27% at December 31, 2019



Average Loan Yield
Net interest Margin
Cost of Deposits
Fed Funds Rate
7%
6%
5%
4%
3%
2%
1%
0%
6.17%
6.32%
6.49%
6.62%
6.42%
6.93%
6.21%
4.73%
4.97%
5.34%
5.50%
5.14%
5.52%
4.85%
2.00%
2.25%
2.50%
2.50%
2.50%
2.00%
1.75%
0.98%
0.81%
0.75%
0.75%
0.89%
0.89%
0.71%
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19

Solid Net Interest Margin


5.60%
5.40%
5.20%
5.00%
4.80%
4.60%
4.40%
4.20%
4.00%
4.38%
4.38%
4.73%
4.73%
4.97%
0.28%
4.69%
5.34%
0.37%
4.97%
5.50%
0.28%
5.22%
5.14%
0.17%
4.97%
5.52%
0.58%
4.94%
4.85%
0.20%
4.65%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
Net Interest margin without discount accretion
Discount accretion 1

1. Represents discount accretion on loans acquired in a business combination. This also includes accretion from the payoff of purchased credit impaired loans.

Net Interest Margin Outlook

Opportunities to protect net interest margin

- **Successfully passing through Fed rate cuts to depositors**
- **Continued relationship growth to increase core deposits**
- **Excess liquidity from core deposit growth provides opportunities to run-off higher rate time deposits**
- **$62.8 million in callable brokered CDs with weighted average interest rate of 2.40% were replaced with lower-cost funding**
- **Loan Structures**
  - ✓ **35% of loan portfolio is fixed with maturity and repricing date > 2 years**
  - ✓ **38% of loan portfolio sitting on their interest rate floor**
  - ✓ **Prepayment penalties provide protection**

First Choice Bancorp

Strong Asset Quality



NPAs/Total Assets
0.80%
0.60%
0.40%
0.20%
0.00%
0.38%
0.19%
0.11%
0.67%
12/31/2016 1
12/31/2017
12/31/2018
12/31/2019



NCOs/Average Loans
0.40%
0.20%
0.00%
0.23%
0.24%
0.10%
0.03%
2016
2017
2018
2019

2019 nonperforming assets increased due to downgrading 16 SBA loans totaling $6.0 million, 3 commercial real estate loans totaling $4.4 million, and 1 commercial and industrial loan of $159 thousand, offset by paydowns and charge-offs of $917 thousand.

1. Represents First Choice Bank for 2016. First Choice Bank completed a bank holding company reorganization and became a wholly-owned subsidiary of First Choice Bancorp in December 2017.

First Choice Bancorp

Outlook and Financial Targets

- **Near-Term Priorities**
  - **Continue generating solid organic loan growth**
  - **Expand lending relationships with customers**
  - **Deepen presence in Southern California markets**
  - **Continue to expand specialty deposits group and target new vertical markets**
  - **Leverage technology investments to enhance business development capabilities and operating efficiencies**
  - **Return significant capital to shareholders through stock repurchase program and quarterly dividend**
- **Long-Term Goals**
  - **Generate annual organic balance sheet growth of 10%**
  - **Maintain ROAA of >1.50%, ROAE of > 10% and ROATCE of >14%**
  - **Supplement organic growth with additional acquisitions that provide compelling strategic and financial rationale**

First Choice Bancorp

Contact Information

NAME	TITLE & CONTACT
Robert M. Franko 	**First Choice Bancorp** *President & Chief Executive Officer* **Address:** 17785 Center Court Drive, Suite 750, Cerritos, CA 90703 **Telephone:** (562) 345-9241 **Email:** Rfranko@FirstChoiceBankCA.com
Nicole Swain 	**First Choice Bancorp** *Executive Vice President & Chief Banking Officer* **Address:** 17785 Center Court Drive, Suite 750, Cerritos, CA 90703 **Telephone:** (562) 345-9242 **Email:** Nswain@FirstChoiceBankCA.com



Corporate Headquarters:
17785 Center Court Drive, Suite 750
Cerritos, CA 90703
Telephone: (562) 345-9092

Website: www.firstchoicebankca.com

Appendix

Use of Non-GAAP Financial Measures. This presentation contains certain non-GAAP financial measures in addition to results presented in accordance with GAAP. The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance to enhance investors' overall understanding of such financial performance, permit investors to effectively analyze financial trends of our business activities, and enhance comparability with peers across the financial services sector. These non-GAAP financial measures are not a substitute for GAAP measures and should be read in conjunction with the Company's GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is included in the following slides.

Non-GAAP Reconciliation

Adjusted Net Income Reconciliation and Performance Metrics

	FY 2016 [1]	FY 2017 [1]	FY 2018	FY 2019
		(dollars in thousands)		
Net income	$ 8,349	$ 7,354	$ 15,130	$ 27,848
Add: After-tax merger, integration and public company registration costs [2]	-	-	4,029	-
Adjusted net income	$ 8,349	$ 7,354	$ 19,159	$ 27,848
Average assets	$ 817,355	$ 884,430	$ 1,184,309	$ 1,603,600
Return on average assets [3]	1.02%	0.83%	1.28%	1.74%
Adjusted return on average assets [3]	1.02%	0.83%	1.62%	1.74%
Average shareholders' equity	$ 97,397	$ 105,632	$ 166,474	$ 254,770
Less: Average intangible assets	-	-	33,575	79,631
Average tangible common equity	$ 97,397	$ 105,632	$ 132,899	$ 175,139
Return on average shareholders' equity [3]	8.57%	6.96%	9.09%	10.93%
Adjusted return on average shareholders' equity [3]	8.57%	6.96%	11.51%	10.93%
Return on average tangible common equity [3]	8.57%	6.96%	11.38%	15.90%
Adjusted return on average tangible common equity [3]	8.57%	6.96%	14.42%	15.90%

1. Certain amounts have been restated as explained in detail in the Company's joint proxy statement/prospectus filed with the Securities and Exchange Commission on May 2, 2018 pursuant to Rule 424(b)(3).
2. After-tax merger, integration and public company registration costs include estimated non-deductible costs.
3. Computed on an annualized basis based on number of days for reporting period.

First Choice Bancorp

Non-GAAP Reconciliation

Net Interest Income and Net Interest Margin

Net Interest Margin	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19
					(dollars in thousands)			
Net interest income (NII)	$ 9,552	$ 10,819	$ 15,796	$ 19,502	$ 19,192	$ 18,836	$ 21,026	$ 19,208
Discount accretion on acquired loans [1]	-	-	872	1,372	956	642	2,182	806
NII excluding discount accretion	$ 9,552	$ 10,819	$ 14,924	$ 18,130	$ 18,236	$ 18,194	$ 18,844	$ 18,402
Average total interest-earning assets	$ 884,789	$ 917,891	$ 1,261,342	$ 1,447,584	$ 1,415,528	$ 1,469,658	$ 1,512,284	$ 1,572,391
Net interest margin(NIM) [2]	4.38%	4.73%	4.97%	5.34%	5.50%	5.14%	5.52%	4.85%
NIM excluding discount accretion [2]	4.38%	4.73%	4.69%	4.97%	5.22%	4.97%	4.95%	4.65%

1. Represents discount accretion on loans acquired in a business combination. This also includes accretion from the payoff of purchased credit impaired loans.
2. Calculated on an annualized basis based on number of days for reporting period.

First Choice Bancorp

Non-GAAP Reconciliation

Tangible Common Equity Ratio and Tangible Book Value Per Share

	As of					
	December 31, 2017 [1]	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
	(dollars in thousands, except per share amounts)					
Shareholders' equity	$ 105,694	$ 248,069	$ 248,135	$ 254,121	$ 258,670	$ 261,805
Less: Intangible assets	-	80,001	79,805	79,608	79,411	79,153
Tangible common equity	$ 105,694	$ 168,068	$ 168,330	$ 174,513	$ 179,259	$ 182,652
Total assets	$ 903,795	$ 1,622,501	$ 1,649,759	$ 1,730,433	$ 1,655,595	$ 1,690,324
Less: Intangible assets	-	80,001	79,805	79,608	79,411	79,153
Tangible assets	$ 903,795	$ 1,542,500	$ 1,569,954	$ 1,650,825	$ 1,576,184	$ 1,611,171
Equity to asset ratio	11.69%	15.29%	15.04%	14.69%	15.62%	15.49%
Tangible common equity ratio	11.69%	10.90%	10.72%	10.57%	11.37%	11.34%
Book value per share	$ 14.56	$ 21.16	$ 21.30	$ 21.65	$ 22.20	$ 22.50
Tangible book value per share	$ 14.56	$ 14.33	$ 14.45	$ 14.87	$ 15.38	$ 15.70
Shares outstanding	7,260,119	11,726,074	11,650,020	11,737,441	11,652,582	11,635,531

1. Certain amounts have been restated as explained in detail in the Company's joint proxy statement/prospectus filed with the Securities and Exchange Commission on May 2, 2018 pursuant to Rule 424(b)(3).

First Choice Bancorp

Non-GAAP Reconciliation

Adjusted Efficiency Ratio

	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19
				(dollars in thousands)				
Noninterest expense	$ 6,683	$ 6,325	$12,372	$10,833	$10,700	$10,605	$10,651	$11,284
Less: merger, integration and public company registration costs	374	356	3,797	859	-	-	-	-
Adjusted noninterest expense	$ 6,309	$ 5,969	$ 8,575	$ 9,974	$10,700	$10,605	$10,651	$11,284
Net interest income	$ 9,552	$10,819	$15,796	$19,502	$19,192	$18,836	$21,026	$19,208
Plus: Noninterest income	569	787	712	1,563	2,122	2,322	1,673	1,583
Total net interest income and noninterest income	$10,121	$11,606	$16,508	$21,065	$21,314	$21,158	$22,699	$20,791
Efficiency ratio [1]	66.0%	54.5%	74.9%	51.4%	50.2%	50.1%	46.9%	54.3%
Adjusted efficiency ratio [2]	62.3%	51.4%	51.9%	47.3%	50.2%	50.1%	46.9%	54.3%

1. Calculated as noninterest expense divided by total net interest income and noninterest income.
2. Calculated as adjusted noninterest expense divided by total net interest income and noninterest income.